UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_____________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 3, 2026
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The Vita Coco Company, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-40950	11-3713156
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
111 Fifth Avenue
Second Floor
New York, New York 10003
(Address of principal executive offices) (Zip Code)
(Registrant’s telephone number, include area code) (212) 206-0763
N/A
(Former Name or Former Address, if Changed Since Last Report)
_____________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, $0.01 par value per share	COCO	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

On June 3, 2026, The Vita Coco Company, Inc. (the “Company”) held its Annual Meeting of Stockholders. Holders of the Company’s common stock were entitled to one vote per share held as of the close of business on April 7, 2026 (the “Record Date”). A total of 50,426,796 shares of the Company’s common stock were present in person or represented by proxy at the meeting, representing approximately 88.49 percent of the voting power of the Company’s common stock as of the Record Date.

The following are the voting results for the proposals considered and voted upon at the meeting, each of which were described in the Company’s Definitive Proxy Statement, filed with the Securities and Exchange Commission on April 22, 2026.

Item 1 – Election of three Class II directors for a term of office expiring on the date of the annual meeting of stockholders in 2029 and until their respective successors have been duly elected and qualified.

	FOR	WITHHELD	BROKER NON-VOTE
Shelley Broader	46,642,326	90,044	3,694,426
Michael Kirban	43,819,117	2,913,253	3,694,426
Kenneth Sadowsky	37,756,765	8,975,605	3,694,426

Item 2 – Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

Votes FOR	Votes AGAINST	Votes ABSTAINED
50,014,018	401,208	11,570

There were no broker non-votes with respect to this proposal.

Item 3 – Advisory vote on executive compensation.

Votes FOR	Votes AGAINST	Votes ABSTAINED	BROKER NON-VOTE
44,532,948	2,168,378	31,044	3,694,426

Based on the foregoing votes, Shelley Broader, Michael Kirban and Kenneth Sadowsky were elected and Items 2 and 3 were approved.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE VITA COCO COMPANY, INC.

Date: June 4, 2026	By:	/s/ Alison Klein
Name: Alison Klein
Title: General Counsel & Secretary